Exhibit No. 32.1
Form 10-QSB
Energroup Technologies Corporation
File No. 0-32873


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Energroup Technologies Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy P. Halter, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 15, 2007                                  By: /s/ Timothy P. Halter
      ---------------                                      ---------------------
                                                               Timothy P. Halter
                                                         Chief Executive Officer
                                                     and Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Energroup Technologies Corporation and will be retained by Energroup Technologies Corporation and furnished to the Securities and Exchange Commission